                         INFINITE TECHNOLOGY GROUP LTD.
                               77 Jericho Turnpike
                             Mineola, New York 11501

                                                December 8, 1999

Mr. Paul Wolotsky
1729 21st Street, N.W.
Washington, D.C. 20009

                  Re:   Amendment to Employment Agreement

Dear Mr. Wolotsky:

      This letter shall amend the Employment Agreement, dated September 1, 1999, between you and Infinite Technology Group Ltd. (the "Agreement"), to delete
Section 5.5 of the Agreement in its entirety.

      All of the other terms and conditions of the Agreement shall remain in full force and effect.

                                        Very truly yours,

                                        Infinite Technology Group Ltd.


                                        By: /s/ James McGowan
                                            ------------------------------------
                                            James McGowan, President

Agreed and Accepted:


/s/ Paul Wolotsky
---------------------------
Paul Wolotsky